UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 26, 2008 (February 26, 2008)
Date of Report (Date of earliest event reported)

VINEYARD NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

California	000-20862	33-0309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Corona Pointe Court, Corona, California	92879
(Address of principal executive offices)	(Zip Code)

(951)271-4232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	7.01. Regulation FD Disclosure

On February 26, 2008, Vineyard National Bancorp (the “Registrant”) issued a press release relating to the announcement by Jon Salmanson and Norman Morales of their solicitation of written consents from the holders of common stock of the Registrant to take action without a shareholders’ meeting to amend the Registrant’s Bylaws.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 7.01, “Regulation FD Disclosure” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item	9.01. Financial Statements and Exhibits

(a)    Not applicable
(b)    Not applicable
(c)    Not applicable
(d)    The following exhibit is included with this Report:

EXHIBIT NUMBER	DESCRIPTION
99.1
Press release dated February 26, 2008 relating to the announcement of Jon Salmanson and Norman Morales of their solicitation of written consents from the holders of common stock of the Registrant to take action without a shareholders’ meeting to amend the Registrant’s Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

Date: February 26, 2008	By:	/s/ Gordon Fong
Gordon Fong
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1
Press release dated February 26, 2008 relating to the announcement of Jon Salmanson and Norman Morales of their solicitation of written consents from the holders of common stock of the Registrant to take action without a shareholders’ meeting to amend the Registrant’s Bylaws.